                                                                   Exhibit 4.1



                                   [Logo]

         Number                                             Shares

      Common Stock                                       Common Stock



                                 C.H. ROBINSON
                                WORLDWIDE, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 12541W 10 0

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT



is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10 PER SHARE, OF

                        C.H. ROBINSON WORLDWIDE, INC.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, and the laws of the State of Delaware, as amended from time to time, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent.

     Witness the facsimile signatures of its duly authorized officers.

Dated:

            /s/ Owen P. Gleason                 /s/Daryl R. Verdoorn
       VICE PRESIDENT, GENERAL COUNSEL                PRESIDENT
               AND SECRETARY



COUNTERSIGNED AND REGISTERED:

 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                 TRANSFER AGENT AND REGISTRAR

BY

                            AUTHORIZED SIGNATURE

                        C.H. ROBINSON WORLDWIDE, INC.

  THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN C.H. ROBINSON WORLDWIDE, INC. AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, DATED AS OF OCTOBER 1, 1997 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF C.H. ROBINSON WORLDWIDE, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. C.H. ROBINSON WORLDWIDE, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT), OR CERTAIN TRANSFEREES OF SUCH PERSON, MAY BECOME NULL AND VOID.

  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -       as tenants in common             UNIF GIFT MIN ACT -- _________ Custodian __________
TEN ENT    -       as tenants by the entireties                           (Cust)               (Minor)
JT TEN     -       as joint tenants with                                  under Uniform Gifts to Minors
                   right of survivorship and                             Act___________________________
                   not as tenants in common                                         (State)

                                                    UNIF TRF MIN ACT --    ____ Custodian (until age ____)
                                                                          (Cust)
                                                                       ____________ under Uniform Transfers
                                                                         (Minor)
                                                                       to Minors Act _____________________
                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _____________ hereby sells, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE

 ------------------------------
 (                            )
 (                            )
 (                            )
 ------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------------
Shares

of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------
                                         X
                                          ---------------------------------

                                         X
                                          ---------------------------------
                                 NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ------------------------------
NOTICE: THE SIGNATURE(S) SHOULD
BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.